AMENDMENT NUMBER ONE
                         TO LOAN AND SECURITY AGREEMENT


          THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT, dated as of November 2, 1998 (this "Amendment"), is entered into by and among QUESTRON TECHNOLOGY, INC., a Delaware corporation, QUESTRON DISTRIBUTION LOGISTICS, INC., a Delaware corporation, INTEGRATED MATERIAL SYSTEMS, INC., an Arizona corporation, POWER COMPONENTS, INC., a Pennsylvania corporation, CALIFORNIA FASTENERS, INC., a California corporation, COMP WARE, INC., a Delaware corporation doing business as Webb Distribution, FAS-TRONICS, INC., a Texas corporation, and FORTUNE INDUSTRIES, INC., a Texas corporation (individually and collectively, and jointly and severally, "Borrower"), each of the Lenders, CONGRESS FINANCIAL CORPORATION (FLORIDA), a Florida corporation, as Administrative Agent, and MADELEINE L.L.C., a New York limited liability company, as Collateral Agent.

This Amendment is entered into with reference to the following facts:

          A. Borrower heretofore entered into that certain Loan and Security Agreement, dated as of September 24, 1998 (as amended, restated, supplemented, or otherwise modified from time to time, the "Agreement") with the financial institutions identified therein as the "Lenders", Congress Financial Corporation (Florida), a Florida corporation, as Administrative Agent, and Madeleine L.L.C., as Collateral Agent (individually and collectively, the "Lender Group").

          B. Borrower has requested the Lender Group to amend the Agreement to, among other things, provide a letter of credit facility in accordance with the terms and conditions hereof and the Lender Group is willing to so amend the Agreement in accordance with the terms and conditions hereof.

          D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Borrower and the Lender Group hereby agree as follows:

1.   Amendments to Agreement.

     a. The following definitions set forth in Appendix A of the Agreement hereby are amended and restated in their entirety to read as follows:

               Commitment - Revolving Credit Commitment, Letter of Credit Sub-Commitment, Term Loan Commitment, or Total Commitment, as the context requires.

               Eligible Inventory - such Inventory of Borrower (other than packaging materials and supplies) which Administrative Agent, in its sole credit judgment, deems to be Eligible inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

                              (a) it is not finished goods that is, in
                    Administrative Agent's opinion, readily marketable in its current form, or

                              (b) it is not in good, new, and saleable
                    condition, or

                              (c) it is slow-moving, obsolete (i.e., it has been
                    in Borrower's inventory for more than 365 days), or unmerchantable, or

                              (d) it does not meet all standards imposed by any
                    governmental agency or authority, or

                              (e) it does not conform in all respects to the
                    warranties and representations set forth in the Agreement, or

                              (f) it is not at all times subject to Collateral
                    Agent's duly perfected first priority security interest, and is not subject to any other Lien except a Permitted Lien, or

                              (g) it is not situated at a location in compliance
                    with the Agreement (including any location that is neither owned by Borrower nor the subject of a Collateral Access Agreement in full force and effect) or is in transit, or

                              (h) it is purchased under a Commercial Letter of
                    Credit, unless such Commercial Letter of Credit either has been drawn in full and reimbursed or has expired undrawn.

               Obligations - all Loans and all other advances, debts, liabilities, obligations (including contingent reimbursement obligations under any outstanding Letter of Credit Accommodations), covenants, and duties, together with all interest, fees, and other charges owing, arising, due or payable from Borrower to any Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty, or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, and however acquired.

               Other Agreements - the Fee Letter, the Suretyship Agreement, the Revolving Notes, the Term Notes, the Subordination Agreement, the Post-Closing Letter, the Dominion Account Agreements, the Letter of Credit Accommodations, and any and all other agreements, instruments, and documents (other than this Agreement and the Security Documents), heretofore, now, or hereafter executed by Borrower, any Subsidiary of Borrower, or any other third party and delivered to the Lender Group in respect of the transactions contemplated by the Agreement.

               Pro Rata Share - (a) with respect to a Lender's obligation to make Revolving Credit Loans and receive payments relative thereto, the percentage obtained by dividing (i) such Lender's Revolving Credit Commitment, as set forth on Schedule C-1, by (ii) the aggregate Revolving Credit Commitments of all Lenders, as set forth on Schedule C-1;

                    (b) with respect to a Lender's obligation to participate in Letter of Credit Accommodations, and receive payments of fees with respect thereto, the percentage obtained by dividing (i) such Lender's Letter of Credit Sub-Commitment, as set forth on Schedule C-1, by (ii) the aggregate Letter of Credit Sub-Commitments of all Lenders, as set forth on Schedule C-1

                    (c) with respect to a Lender's obligation to make Term Loan A and receive payments relative thereto, the percentage obtained by dividing (i) such Lender's Term Loan A Commitment, as set forth on Schedule C-1, by (ii) the aggregate Term Loan A Commitments of all Lenders, as set forth on Schedule C-1;

                    (d) with respect to a Lender's obligation to make Term Loan B and receive payments relative thereto, the percentage obtained by dividing (i) such Lender's Term Loan B Commitment, as set forth on Schedule C-1, by (ii) the aggregate Term Loan B Commitments of all Lenders, as set forth on Schedule C-1; and

                    (e) with respect to all other matters (including the indemnification obligations arising under Section 11.5), the percentage obtained by dividing (i) such Lender's Total Commitments to make Loans, as set forth on Schedule C-1, by (ii) the aggregate Total Commitments of all Lenders, as set forth on Schedule C-1.

               Revolving Facility Usage - as of any date of determination, the sum of the aggregate amount of Revolving Credit Loans outstanding and the LC Amount.



     b. Appendix A of the Agreement hereby is amended by adding thereto the following new definitions in proper alphabetical order:

               Commercial Letter of Credit - means a documentary letter of credit issued by Administrative Agent or any of Administrative Agent's Affiliates for the account of Borrower to support the purchase by Borrower of Inventory prior to transit to a location set forth on
          Schedule 6.1.1, that provides that all draws thereunder must require presentation of customary documentation (including, if applicable, commercial invoices, packing list, certificate of origin, bill of lading or airwaybill, customs clearance documents, quota statement, inspection certificate, beneficiaries statement, and bill of exchange, bills of lading, dock



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






          warrants, dock receipts, warehouse receipts, or other documents of title) in form and substance satisfactory to Administrative Agent and reflecting the passage to Borrower of title to first quality Inventory conforming to Borrower's contract with the seller thereof. Any such Letter of Credit shall cease to be a "Commercial Letter of Credit" at such time, if any, as the goods purchased thereunder become Eligible Inventory.

               LC Amount - at any time, an amount equal to the sum of (a)
          100% of the aggregate undrawn face amount of all Standby Letters of Credit and LC Guaranties of Standby Letters of Credit then outstanding, and (b) 50% of the aggregate undrawn face amount of all Commercial Letters of Credit and LC Guaranties of Commercial Letters of Credit then outstanding.

               LC Exposure - at any time, an amount equal to the sum of (a) 100% of the aggregate undrawn face amount of all Standby Letters of Credit and LC Guaranties of Standby Letters of Credit then outstanding, and
          (b) 100% of the aggregate undrawn face amount of all Commercial Letters of Credit and LC Guaranties of Commercial Letters of Credit then outstanding.

               LC Guaranty - any guaranty pursuant to which Administrative Agent or any Affiliate of Administrative Agent shall guaranty the payment or performance by Borrower of its reimbursement obligation under any letter of credit.

               Letter of Credit - any Standby Letter of Credit or Commercial Letter of Credit.

               Letter of Credit Accommodations - Letters of Credit or LC Guaranties.

               Letter of Credit Sub-Commitment - for each Lender, the obligation of such Lender to participate in Letter of Credit Accommodations, in an aggregate amount at one time outstanding with respect to each such Lender up to but not exceeding the amount set forth opposite the name of such Lender under Letter of Credit Sub-Commitment on Schedule C-1. The Letter of Credit Sub-Commitment of any Lender is a sub-commitment of such Lender's Revolving Credit Commitment and is not to be added to such Lender's Revolving Credit Commitment or Total Commitment.

               Standby Letter of Credit - any letter of credit issued by Administrative Agent or any of Administrative Agent's Affiliates for the account of Borrower other than a Commercial Letter of Credit.



     c. Section 1.1.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

               1.1.1 Loans and Reserves. Each Revolving Credit Lender agrees, ratably in accordance with its respective Revolving Credit Commitment, and subject to the satisfaction of the applicable conditions precedent set forth in

          Sections 9 and 9A hereof, to make Revolving Credit Loans to Borrower from time to time, as requested by Borrower in the manner set forth in
          Section 3.1.1 hereof, up to a maximum principal amount at any time outstanding not to exceed such Lender's Pro Rata Share (in accordance with its Revolving Credit Commitment) of an amount equal to the lesser of (a) the Maximum Amount minus the LC Amount, or (b) the Borrowing Base at such time minus the LC Amount and the amount of reserves, if any, established by Administrative Agent as set forth below. Administrative Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Administrative Agent deem in good faith necessary or appropriate, against the amount of Revolving Credit Loans which Borrower may otherwise request under this Section 1.1.1, including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower's business, (ii) shrinkage, spoilage, and obsolescence of Inventory, (iii) slow moving Inventory, (iv) sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement, (v) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any Property of Borrower, and (vi) such other matters, events, conditions, or contingencies as to which Administrative Agent, in its good faith sole credit judgment, determines reserves should be established from time to time hereunder. The Revolving Credit Loans shall be evidenced hereby and by the Revolving Notes, shall be secured by all of the Collateral, and shall constitute Obligations.



     d. A new Section 1.4 of the Agreement hereby is added to the Agreement in proper alphanumerical order as follows:

               1.4  Letter of Credit Accommodations.

                    (a) For so long as no Default or Event of Default exists and subject to and upon the terms and conditions contained herein (including Sections 9 and 9A), at the written request of Borrower, Administrative Agent, on behalf of the Revolving Credit Lenders (ratably in accordance with their respective Letter of Credit Sub-Commitments), agrees to provide or arrange for Letter of Credit Accommodations for the account of Borrower containing terms and conditions acceptable to Administrative Agent and (if other than Administrative Agent) the issuer thereof.

                    (b) In addition to any charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations, Borrower shall pay to Administrative Agent, for the ratable benefit of the Revolving Credit Lenders, a Letter of Credit Accommodation fee at a rate equal to 2.75% per annum on the daily outstanding balance of the Letter of Credit Accommodations for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month, except that Borrower shall pay to Administrative Agent, for the ratable benefit of the Revolving Credit Lenders, such Letter of Credit Accommodation fee, at the Required Lender's option, without notice, at a rate equal to 5.75% per annum on such daily outstanding balance for: (i) the period from and after the date of termination hereof until the Lender Group has received full and final payment of all Obligations (notwithstanding the entry of any judgment against Borrower) and (ii) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by the Required Lenders. Such Letter of Credit Accommodation fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrower to pay such fee shall survive the termination of this Agreement. Any and all charges, commissions, fees, and costs incurred by the Lender Group relating to the Letters of Credit Accommodations shall be considered Obligations for purposes of this Agreement and immediately shall be reimbursable by Borrower to Administrative Agent for the benefit of the Lender Group.

                    (c) Letter of Credit Accommodations shall be available only if and to the extent that, on the date of the proposed issuance of any Letter of Credit Accommodations, the LC Exposure shall not exceed the lesser of (i) $1,000,000, and (ii) the lesser of (1) the Maximum Amount minus the then aggregate outstanding principal amount of Revolving Credit Loans, or (2) the Borrowing Base at such time minus the then aggregate outstanding principal amount of Revolving Credit Loans.

                    (d) Without the prior written consent of the Required Lenders, Borrower shall not request any Letter of Credit Accommodation with an expiration date that is after the last day of the Term. Borrower agrees immediately to reimburse Administrative Agent for the benefit of the Lender Group for any amounts paid by the Lender Group with respect to Letter of Credit Accommodations and Borrower and the Lender Group agree that any amounts paid by the Lender Group under any Letter of Credit Accommodation and not reimbursed by Borrower shall constitute additional Revolving Credit Loans pursuant to Section 3.1.1(b), shall be secured by all of the Collateral, and shall bear interest and be payable at the same rate and in the same manner as all other Revolving Credit Loans.

                    (e) Immediately upon issuance of any Letter of Credit Accommodation in accordance with this Section 1.4, each Revolving Credit Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided interest and participation in the credit support or enhancement provided through Administrative Agent to such issuer in connection with the issuance of such Letter of Credit Accommodation equal to such Lender's Pro Rata Share (based upon its respective Letter of Credit Sub-Commitment) of the face amount of such Letter of Credit Accommodation (including, without limitation, all obligations of Borrower with respect thereto, and any security therefor or guaranty pertaining thereto). In the event any payment by or on behalf of Borrower received by Administrative Agent with respect to any Letter of Credit Accommodation (or any guaranty by Borrower or reimbursement obligation of Borrower relating thereto) and distributed by

          Administrative Agent to the Revolving Credit Lenders on account of their respective participations therein is thereafter set aside, avoided, or recovered from Administrative Agent in connection with any receivership, liquidation, or bankruptcy proceeding, each of the Revolving Credit Lenders shall, upon demand by Administrative Agent, pay to Administrative Agent such Lender's Pro Rata Share (based upon its respective Letter of Credit Sub-Commitment) of such amount set aside, avoided, or recovered, together with interest at the rate required to be paid by Administrative Agent upon the amount required to be repaid by it.

                    (f) Borrower shall indemnify and hold the Lender Group harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which the Lender Group may suffer or incur in connection with any Letter of Credit Accommodations and any documents, drafts or acceptances relating thereto, including any losses, claims, damages, liabilities, costs and expenses due to any action taken by any issuer or correspondent with respect to any Letter of' Credit Accommodation. Borrower assumes all risks with respect to the acts or omissions of the drawer under or beneficiary of any Letter of Credit Accommodation and for such purposes the drawer or beneficiary shall be deemed Borrower's agent. Borrower assumes all risks for, and agrees to pay, all foreign, federal, state, and local taxes, duties and levies relating to any goods subject to any Letter of Credit Accommodations or any documents, drafts or acceptances thereunder. Borrower hereby releases and holds the Lender Group harmless from and against any acts, waivers, errors, delays or omissions, whether caused by Borrower, by any issuer or correspondent or otherwise with respect to or relating to any Letter of Credit Accommodation, The provisions of this Section 1.4(f) shall survive the payment of Obligations and the termination or non-renewal of this Agreement.

                    (g) Nothing contained herein shall be deemed or construed to grant Borrower any right or authority to pledge the credit of the Lender Group in any manner. The Lender Group shall have no liability of any kind with respect to any Letter of Credit Accommodation provided by an issuer other than Administrative Agent unless Administrative Agent has duly executed and delivered to such issuer the application or a guarantee or indemnification in writing with respect to such Letter of Credit Accommodation. Borrower shall be bound by any interpretation made in good faith by Administrative Agent, or any other issuer or correspondent under or in connection with any Letter of Credit Accommodation or any documents, drafts or acceptances thereunder, notwithstanding that such interpretation may be inconsistent with any instructions of Borrower. Administrative Agent shall have the sole and exclusive right and authority to, and Borrower shall not: (i) at any time an Event of Default exists or has occurred and is continuing, (A) approve or resolve any questions of non-compliance of documents, (B) give any instructions as to acceptance or rejection of any documents or goods, or (C) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; and (ii) at all times, (A) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents, and (B) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral. Administrative Agent may take such actions either in its own name or in Borrower's name.

                    (h) Any rights, remedies, duties or obligations granted or undertaken by Borrower to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been granted or undertaken by Borrower to Administrative Agent for the benefit of the Lender Group. Any duties or obligations undertaken by Administrative Agent to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement by Administrative Agent in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been undertaken by Borrower to the Lender Group and to apply in all respects to Borrower.

                    (i) Borrower hereby authorizes and directs any issuing bank that issues a Letter of Credit Accommodation to deliver to Administrative Agent all instruments, documents, and other writings and property received by the issuing bank pursuant to such Letter of Credit Accommodation, and to accept and rely upon Administrative Agent's instructions and agreements with respect to all matters arising in connection with such Letter of Credit Accommodation and the related application. Borrower shall be the "applicant" or "account party" with respect to such Letter of Credit Accommodation.

                    (j) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application by any governmental authority of any such applicable law, treaty, rule, or regulation, or (ii) compliance by the issuing bank or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any governmental authority or monetary authority including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect (and any successor thereto):

                              (i) any reserve, deposit, or similar requirement
                    is or shall be imposed or modified in respect of any Letter of Credit Accommodation issued hereunder, or

                              (ii) there shall be imposed on the issuing bank or
                    the Lender Group any other condition regarding any Letter of Credit Accommodation issued pursuant hereto;

          and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing any Letter of Credit Accommodation, or to reduce the amount receivable in respect thereof the Lender Group, then, and in any such case, Administrative Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify

          Borrower, and Borrower shall pay on demand such amounts as Administrative Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Revolving Credit Loans pursuant hereto. The determination by Administrative Agent of any amount due pursuant to this Section 1.4(j), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.



     e. Section 3.1.2 of the Agreement hereby is amended and restated in its entirety to read as follows:

               3.1.2 Funding by Lenders. Administrative Agent shall from time to time, but no less frequently than weekly, notify each Revolving Credit Lender of the date such Lender is to fund its Revolving Credit Loans, and fund any amounts paid under any Letter of Credit Accommodation, and the amount to be made available by it. If and to the extent that a Revolving Credit Lender and Administrative Agent so agree, at Administrative Agent's discretion, the amount to be made available by such Revolving Credit Lender on any date may be netted against any amount owing to such Lender and otherwise payable by Administrative Agent on account of payments received by it from Borrower on such date. The amount to be made available by each Revolving Credit Lender on any date shall be made available by it on such date to Administrative Agent at Administrative Agent's Account, in immediately available funds, not later than 1:00 p.m. (New York time) on any day in the case of fundings of which such Lenders have received notice not later than 11:00 a.m. (New York time) on such day (or, if notice is received after such time, not later than 12:00 p.m. (New York time) on the next succeeding Business Day). The obligation of each Revolving Credit Lender to Administrative Agent (as opposed to Borrower) to fund its Revolving Credit Loans, and any payments under any Letter of Credit Accommodation, on the date specified by Administrative Agent is absolute and unconditional and shall not be affected by any circumstance whatsoever, including (a) any set off counterclaim, recoupment, defense or other right which such Lender may have against Administrative Agent, Borrower or any other Person for any reason whatsoever, (b) the financial condition or prospects of Borrower, (c) the failure of any other such Lender to make funds available to Agent with respect to its Revolving Credit Loans or any payments under any Letter of Credit Accommodation, (d) the occurrence or continuation of an Event of Default, whether the same shall occur before or after Administrative Agent shall have made the Revolving Credit Loans or Letter of Credit Accommodations, or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.


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


     f. Section 3.1.6 of the Agreement hereby is amended and restated in its entirety to read as follows:

               3.1.6 Settlements.

                    (a) Revolving Credit Loans, Letter of Credit Accommodations, and payments will be settled among Administrative Agent and the Revolving Credit Lenders according to such procedures as Administrative Agent and such Lenders may agree in writing from time to time. These procedures notwithstanding, each such Lender's obligation to fund its portion of the Revolving Credit Loans and amounts paid under Letter of Credit Accommodations made by Administrative Agent to Borrower shall commence on the date such Revolving Credit Loans and Letter of Credit Accommodations are made by Administrative Agent. Such payments to Administrative Agent will be made by such Lenders without set-off, counterclaim or reduction of any kind.

                    (b) Administrative Agent may require the Revolving Credit Lenders to settle Revolving Credit Loans, amounts paid under Letter of Credit Accommodations, and payments on a daily basis (or such lesser frequency as Administrative Agent may determine) (each day of settlement being a "Settlement Date"). Administrative Agent will advise each Revolving Credit Lender by telephone or telecopy of the amount of each such Lender's Pro Rata Share (in accordance with its Revolving Credit Commitment and its Letter of Credit Sub-Commitment) of the Revolving Facility Usage as of the close of business of the Business Day immediately preceding the Settlement Date. In the event that payments are necessary to adjust such Lender's actual Pro Rata Share (in accordance with its Revolving Credit Commitment and its Letter of Credit Sub-Commitment) of the Revolving Facility Usage as of any Settlement Date to equal the amount of such Lender's required Pro Rata Share (in accordance with its Revolving Credit Commitment and its Letter of Credit Sub-Commitment) of the Revolving Facility Usage, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than the applicable time set forth on Section 3.1.2.

                    (c) If any such payment is not made to Administrative Agent by any such Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, such Lender shall be a Defaulting Lender and Administrative Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lenders Rate. Administrative Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to Administrative Agent for the Defaulting Lender's benefit on account of its Revolving Credit Loans and participations in Letter of Credit Accommodations. Any such amounts payable to a Defaulting Lender shall instead be paid to or retained by Administrative Agent. Administrative Agent may hold and, in its discretion, re-lend to Borrower as Revolving Credit Loans the amount of any or all such payments received or retained by it for the account of such Defaulting Lender or treat any or all such amounts as participations in Letter of Credit Accommodations made for

          Borrower's account. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents and determining Required Lenders, Defaulting Lender shall be deemed not to be a "Lender" (in respect of its Revolving Credit Loans, participations in Letter of Credit Accommodations, Revolving Credit Commitment, and Letter of Credit Sub-Commitment) and such Defaulting Lender's Revolving Credit Commitment with respect to the Revolving Credit Loans and Letter of Credit Sub-Commitment with respect to the Letter of Credit Accommodations shall be deemed to be zero (-0-). This section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable or (y) the Revolving Credit Lenders that are non-Defaulting Lenders and Administrative Agent shall have waived such Lender's default in writing. The operation of this section shall not be construed to increase or otherwise affect the Commitments of any Lender other than such Defaulting Lender, or relieve or excuse the performance by Borrower of its duties and obligations hereunder.



     g. Clause "fourth" of Section 3.2.6(a)(i) of the Agreement hereby is amended and restated in its entirety to read as follows:

               fourth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed obligations in respect of Letter of Credit Accommodations;



     h. Clause "sixth" of Section 3.2.6(a)(ii) of the Agreement hereby is amended and restated in its entirety to read as follows:

               sixth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed obligations in respect of Letter of Credit Accommodations;



     i. Clause "fourth" of Section 3.2.6(a)(iii) of the Agreement hereby is amended and restated in its entirety to read as follows:

               fourth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed obligations in respect of Letter of Credit Accommodations;

     j. Clause "fourth" of Section 3.2.6(b) of the Agreement hereby is amended and restated in its entirety to read as follows:

               fourth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed obligations in respect of Letter of Credit Accommodations;



     k. Section 4.2.2 of the Agreement hereby is amended and restated in its entirety to read as follows:

               4.2.2 Termination by Borrower. Upon at least 60 days prior written notice to Administrative Agent, Borrower may, at its option, terminate this Agreement without penalty or premium (other than as may be required by the provisions of Section 2.4); provided, however, that no such termination shall be effective until Borrower has paid all of the Obligations in immediately available funds and all Letter of Credit Accommodations have expired or have been cash collateralized to Administrative Agent's satisfaction. Any notice of termination given by Borrower shall be irrevocable unless the Required Lenders otherwise agree in writing, and the Lender Group shall have no obligation to make any Loans or procure any Letter of Credit Accommodations on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.



     l. The first paragraph of Section 7.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

               7.1 General Representations and Warranties. In order to induce the Lender Group to enter into this Agreement and to extend credit hereunder, each Borrower hereby jointly and severally with each other Borrower makes the following representations and warranties which shall be true, correct, and complete in all material respects as of the date hereof, and, subject to the ability of Borrower to modify certain provisions thereof pursuant to the terms of Section 7.3 hereof, shall be true, correct, and complete in all material respects as of the Closing Date, and at and as of the date of the making of each Loan or Letter of Credit Accommodation made hereafter, as though made on and as of the date of such Loan (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

     m. Section 7.1.12 of the Agreement hereby is amended and restated in its entirety to read as follows:

               7.1.12 Solvent Financial Condition. Borrower, and each of its Subsidiaries, taken as a whole, is and, after giving effect to the Loans to be made hereunder, will be, Solvent.



     n. Section 7.1.28 of the Agreement hereby is amended and restated in its entirety to read as follows:

               7.1.28 No Violation of Federal Reserve Board Regulations. The making by the Lender Group of the Loans and Letter of Credit Accommodations, and the use by each Borrower of the proceeds of any and all Loans and Letter of Credit Accommodations, do not and will not violate any of Regulations T, U, and X of the Federal Reserve Board.



     o. The first paragraph of Section 9A of the Agreement hereby is amended and restated in its entirety to read as follows:

               Any other provision of this Agreement or any of the other Loan Documents notwithstanding, and without affecting in any manner the rights of the Lender Group under the other sections of this Agreement, the Lender Group shall not be required to make any Loans or Letter of Credit Accommodations under this Agreement unless and until each of the following conditions has been and continues to be satisfied:



     p. Section 10.3.5 of the Agreement hereby is amended and restated in its entirety to read as follows:

               10.3.5 Administrative Agent may, at its option, require Borrower to deposit with Administrative Agent funds equal to the LC Exposure and, if Borrower fails to promptly make such deposit, Administrative Agent may advance such amount as a Revolving Credit Loan (whether or not an Overadvance is created thereby). Any such deposit or advance shall be held by Administrative Agent as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

     q. Clause (a)(i) of the eighth sentence of Section 11.1.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

          (a)(i) Administrative Agent shall have the right to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Revolving Credit Loans, the Letter of Credit Accommodations, the Term Loans, the Collections, and related matters, and



     r. Clause (c) of the eighth sentence of Section 11.1.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

          (c) Administrative Agent shall have the right to make the Revolving Credit Loans and the Letter of Credit Accommodations, for itself or on behalf of the applicable Lenders as provided in the Loan Documents;



     s. Section 12.11 of the Agreement hereby is amended to include therein the following additional notice information:

          If to KZH ING-2 LLC:        KZH ING-2 LLC
                                      c/o The Chase Manhattan Bank
                                      450 West 33rd Street, 15th Floor
                                      New York, New York 10001
                                      Attention: Virginia Conway
                                      Facsimile: 212.946.7776


          With copies to:             ING Capital Advisors, Inc.
                                      333 S. Grand Ave., Suite 4250
                                      Los Angeles, California 90071
                                      Attention: Lenore Crummey-Benoit
                                      Facsimile: 213.626.6552


          and to:                     Gibson, Dunn & Crutcher LLP
                                      200 Park Avenue
                                      New York, New York 10166-0193
                                      Attention: Shan McSweeney, Esq.
                                      Facsimile: 212.351.5330

          If to KZH ING-3 LLC:        KZH ING-3 LLC
                                      c/o The Chase Manhattan Bank
                                      450 West 33rd Street, 15th Floor
                                      New York, New York 10001
                                      Attention: Virginia Conway
                                      Facsimile: 212.946.7776


          With copies to:             ING Capital Advisors, Inc.
                                      333 S. Grand Ave., Suite 4250
                                      Los Angeles, California 90071
                                      Attention: Lenore Crummey-Benoit
                                      Facsimile: 213.626.6552


          and to:                     Gibson, Dunn & Crutcher LLP
                                      200 Park Avenue
                                      New York, New York 10166-0193
                                      Attention: Shan McSweeney, Esq.
                                      Facsimile: 212.351.5330


     t. The Agreement and the other Loan Documents in effect as of the date hereof hereby are amended such that all references to "Congress Financial Corporation (Southern)" therein (including in Sections 11.4(a), 12.6(b), and 12.11 and in the definition of "Administrative Agent" in Appendix A of the Agreement) shall be replaced by references to "Congress Financial Corporation (Florida)".



     u. Schedule C-1 of the Agreement hereby is amended, restated, and replaced in its entirety by Schedule C-1 attached hereto.


2. Representations and Warranties. Borrower hereby represents and warrants to Agent that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

3. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by the Lender Group in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

     a. Collateral Agent shall have received that certain letter agreement, dated as of even date herewith, between Administrative Agent and the Revolving Credit Lenders, on the one hand, and Collateral Agent, on the other hand, in form and substance satisfactory to Collateral Agent, duly executed, and such document shall be in full force and effect.

     b. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     c. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

     d. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Collateral Agent and Administrative Agent.

4. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Administrative Agent and Collateral Agent, and take all actions as Administrative Agent or Collateral Agent reasonably may request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

5. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of any right, power, or remedy of the Lender Group under the Agreement, as in effect prior to the date hereof.

6. Choice of Law and Venue; Jury Trial Waiver.

     THIS AMENDMENT HAS BEEN NEGOTIATED, EXECUTED, AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED,

HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER, AND PROCEDURE FOR FORECLOSURE OF COLLATERAL AGENT'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF THE LENDER GROUP'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NEW YORK. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR THE LENDER GROUP, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF NEW YORK, NEW YORK, OR, AT AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND THE LENDER GROUP PERTAINING TO THIS AMENDMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION THAT BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS, HEREBY CONSENTS TO THE EXERCISE OF PERSONAL JURISDICTION OF SUCH COURT, AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT, AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE LENDER GROUP TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE LENDER GROUP OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THE AGREEMENT OR THIS AMENDMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

     BORROWER WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH THE LENDER GROUP HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS, OR THE COLLATERAL, (B) PRESENTMENT, DEMAND, AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION, OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND GUARANTIES AT ANY TIME HELD BY

AGENT OR ANY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER AGENT OR SUCH LENDER MAY DO IN THIS REGARD, (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY OF THE LENDER GROUP'S REMEDIES, (D) THE BENEFIT OF ALL VALUATION, APPRAISEMENT, AND EXEMPTION LAWS, AND (E) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO THE LENDER GROUP'S ENTERING INTO THIS AMENDMENT AND THAT THE LENDER GROUP IS RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.



7.   Miscellaneous.

     a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

     b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

     c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.



                            [signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Amendment Number One to Loan and Security Agreement to be executed and delivered as of the date first written above.

                                       QUESTRON TECHNOLOGY, INC.,
                                       a Delaware corporation
                                       QUESTRON DISTRIBUTION LOGISTICS,INC.,
                                       a Delaware corporation
                                       INTEGRATED MATERIAL SYSTEMS, INC.,
                                       an Arizona corporation
                                       POWER COMPONENTS, INC.,
                                       a Pennsylvania corporation
                                       CALIFORNIA FASTENERS, INC.,
                                       a California corporation
                                       COMPWARE, INC.,
                                       a Delaware corporation
                                       doing business as Webb Distribution
                                       FAS-TRONICS, INC.,
                                       a Texas corporation
                                       FORTUNE INDUSTRIES, INC.,
                                       a Texas corporation


                                       By:/s/ Dominic A. Polimeni
                                          -----------------------
                                       Title: a Responsible Officer of each of
                                              the above-named Persons



                                       CONGRESS FINANCIAL CORPORATION
                                       (FLORIDA), a Florida corporation, as
                                       Administrative Agent and a Lender


                                       By:/s/ Daniel Cott
                                          ---------------
                                       Title:Vice President

                                       MADELEINE L.L.C., a New York limited
                                       liability company, as Collateral Agent
                                       and a Lender


                                       By:/s/ Daniel Wolf
                                          ---------------
                                       Title:Authorized Signatory

                                       KZH ING-2 LLC, a Delaware limited
                                       liability company, as a Lender


                                       By:/s/ Virginia Conway
                                          -------------------
                                       Title:Authorized Signatory


                                       KZH ING-3 LLC, a Delaware limited
                                       liability company, as a Lender


                                       By:/s/ Virginia Conway
                                          -------------------
                                       Title:Authorized Signatory